Pacer Swan SOS Moderate (September) ETF Trading Symbol: MSEP Listed on Cboe BZX Exchange, Inc. Summary Prospectus June 12, 2026, as supplemented September 1, 2026 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 30, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

The following information describes some of the risks associated with the fund listed on the cover of this Summary Prospectus (the “SOS Fund”). Additional information about these and other risks related to the SOS Funds can be found below.

The SOS Fund uses a “structured outcome strategy” to seek to produce pre-determined target investment outcomes based upon the performance of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”). The pre-determined structured outcomes sought by the SOS Fund, which include the buffer and cap discussed below, are based upon the performance of the Underlying ETF over a one year period referred to with respect to the SOS Fund as the initial “Investment Period.” Following the SOS Fund’s initial Investment Period, each subsequent Investment Period will be a one-year period.

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The SOS Fund will not terminate after the conclusion of the Investment Period. After the conclusion of an Investment Period with respect to the SOS Fund, another will begin. There is no guarantee that the structured outcomes for an Investment Period will be realized, and investors may lose some or all of their money.

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The structured outcomes may only be realized if you are holding shares on the first day of an Investment Period and continue to hold them on the last day of that Investment Period. If you purchase shares after an Investment Period has begun or sell shares prior to an Investment Period’s conclusion, you may experience investment returns very different from those that the SOS Fund seeks to provide. If the Investment Period has begun and the Fund has increased in value to a level near to the Cap (as defined below), an investor purchasing at that price has little or no ability to achieve gains but remains vulnerable to downside risks. Similarly, if the Investment Period has begun and the SOS Fund has decreased in value beyond the pre-determined buffer (as described below), an investor purchasing shares at that price may not benefit from the buffer. There is no guarantee that the SOS Fund will successfully achieve its investment objective.

•	SOS Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the SOS Fund for an Investment Period. The returns of the SOS Fund are capped at a specific percentage before Fund fees and expenses and a specific percentage after Fund fees and expenses. Therefore, even though the SOS Fund’s returns are based upon the Underlying ETF, if the Underlying ETF experiences returns for an Investment Period in excess of the Cap, you will not experience those excess gains. The SOS Fund’s Cap may rise or fall from one Investment Period to the next. There is no guarantee that the SOS Fund’s Cap will remain the same upon the conclusion of its Investment Period. The Cap will change from one Investment Period to the next based on prevailing market conditions at the beginning of the Investment Period.

•	The SOS Fund only seeks to provide shareholders that hold shares for an entire Investment Period with a buffer against a pre-determined percentage of Underlying ETF losses. You will bear all Underlying ETF losses beyond that pre-determined percentage as described below. While the SOS Fund seeks to limit losses for shareholders who hold shares for the entire Investment Period, there is no guarantee it will successfully do so.

•	The SOS Fund’s website, www.paceretfs.com/products/structured-outcome-strategies, provides important information (including Investment Period start and end dates and the SOS Fund’s Cap and buffer), as well information relating to the potential outcomes of an investment in the SOS Fund on a daily basis. If you are contemplating purchasing shares, please visit the website. Investors considering purchasing shares after an Investment Period has begun or selling shares prior to the end of an Investment Period should visit the website to fully understand potential investment outcomes.

•	Although the SOS Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the SOS Fund seeks to provide do not include the costs associated with purchasing shares of the SOS Fund and certain expenses incurred by the SOS Fund. The SOS Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. The table on the following page provides considerations for determining whether an investment in the SOS Fund is appropriate for you.

Investment Objective
The Pacer Swan SOS Moderate (September) ETF (the “Fund”) seeks to provide investors with returns that, before fees and expenses of the Fund, match those of the SPDR® S&P 500® ETF Trust (“the Underlying ETF”) up to a predetermined upside cap of 14.05% (before fees and expenses of the Fund) and 13.56% (after fees and expenses of the Fund), while providing a buffer against the first 15% of Underlying ETF losses, over the period from September 1, 2026 to August 31, 2027.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.49%
* Estimated for the current fiscal year.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$50	$157
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal market conditions, invests substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the share price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”). Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund.

The Fund uses FLEX Options to employ a “structured outcome strategy.” Structured outcome strategies seek to produce pre-determined target investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund are intended to reflect the performance of the Underlying ETF over the period (the “Investment Period”), subject to a buffer (the “Buffer”) against certain Underlying ETF losses and a cap (the “Cap”) as set forth in the following table:

Investment Period Start	Investment Period End	Buffer (before Fund fees and expenses)	Buffer (after Fund fees and expenses)	Cap (before Fund fees and expenses)	Cap (after Fund fees and expenses)
September 1, 2026	August 31, 2027	15%	14.51%	14.05%	13.56%
The Current Investment Period
The current and first Investment Period of the Fund’s operation is less than a full calendar year, beginning on September 1, 2026 and ending on August 31, 2027. For the current Investment Period, the Cap is 14.05% before taking into account any fees or expenses charged to, or transaction costs incurred by, the Fund or Underlying ETF. When the Fund’s annualized management fee of 0.49% of its average daily net assets is taken into account, the Cap for the current Investment Period is reduced to 13.56%. The returns that the Fund seeks to provide do not take into account the costs associated with buying shares of the Underlying Fund and any other expenses incurred by the Fund. The Fund’s website, www.paceretfs.com/products/structured-outcome-strategie, provides more information about the potential outcomes of an investment in the Fund during the current Investment Period, including the remaining Cap.
The Underlying ETF
In general, the structured outcomes the Fund seeks for investors that hold Fund shares for an entire Investment Period are as follows, though there can be no guarantee these results will be achieved:
•If the Underlying ETF appreciates over the Investment Period, the strategy is intended to provide upside participation that matches the returns of the Underlying ETF, up to the Cap that is determined at the start of the Investment Period.
•If the Underlying ETF declines in value over the Investment Period by up to 15%, the strategy is designed to provide a flat return for the Fund (i.e., neither a gain nor a loss), before fees and expenses of the Fund. For example, if the Underlying ETF loses 10% over the Investment Period, the strategy is designed for the Fund to have a flat return of 0%, before fees and expenses of the Fund.
•If the Underlying ETF declines in value over the Investment Period, the strategy is designed to protect the Fund from the first 15% of Underlying ETF losses, while experiencing losses greater than 15% on a one-to-one basis with the Underlying ETF, before fees and expenses of the Fund. For example, if the Underlying ETF loses 20% over the Investment Period, the strategy is designed for the Fund to have losses of 5% (20% less the Buffer of 15%), before Fund fees and expenses.
The following charts illustrate the hypothetical returns that the FLEX Options seek to provide with respect to the performance of the Underlying ETF in certain illustrative scenarios over the course of the Investment Period. These charts do not take into account payment by the Fund of fees and expenses. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

RETURN PROFILE
SPDR S&P 500 ETF
SPDR S&P 500 ETF
Pacer Swan SOS Moderate ETF

Major Market Decline
Large Market Decline
Market Decline
Growth (Pre-Cap) Market
High Growth (Capped) Market
Cap
0%
-15%
-100%
0%
-100%
-85%
-30%
-15%
-15%
Targeted Buffer
SPDR S&P 500 ETF
Pacer Swan SOS Moderate ETF

Investors purchasing Shares during an Investment Period will experience different results. The Fund’s website, www.paceretfs.com/products/structured-outcome-strategies, provides information relating to the possible outcomes for an investor of an investment in the Fund on a daily basis, including the Fund’s position relative to the Cap and Buffer. Before purchasing Shares, an investor should visit the Fund’s website to review this information and understand the possible outcomes of an investment in Shares on a particular day.
Subsequent Investment Periods will begin on the day the prior Investment Period ends and will end on the approximate one-year anniversary of that new Investment Period. On the first day of each new Investment Period, the Fund resets by investing in a new set of FLEX Options that will provide a new Cap for the new Investment Period. This means that the Cap will change for each Investment Period based upon prevailing market conditions at the beginning of each Investment

Period. The Cap and Buffer, and the Fund’s position relative to each, should be considered before investing in the Fund. The Fund will be perpetually offered and not terminate after the current or any subsequent Investment Period.
Purchases During an Investment Period
An investor that purchases Shares other than on the first day of an Investment Period and/or sells Shares prior to the end of an Investment Period may experience results that are very different from the outcomes sought by the Fund for that Investment Period.
Both the Cap and Buffer are fixed levels that are calculated in relation to the Underlying ETF’s share price return and the Fund’s net asset value (“NAV”) at the start of an Investment Period. While the Cap and Buffer reference the performance of the Underlying ETF over the Investment Period, the Fund expects its NAV to experience the same general price movement, Cap, and Buffer as a percentage gain or loss by the Underlying ETF over the Investment Period, before fees and expenses of the Fund.
Because the Underlying ETF’s share price return and the Fund’s NAV change over the Investment Period, an investor acquiring Shares after the start of the Investment Period will likely have a different return potential than an investor who purchased Shares at the start of the Investment Period. This is because, while the Cap and Buffer for the Investment Period are fixed levels that remain constant throughout the Investment Period, an investor purchasing Shares at market value during the Investment Period likely purchased Shares at a price that is different from the Fund’s NAV at the start of the Investment Period (i.e., the NAV that the Cap and Buffer reference). In addition, the price of the Underlying ETF during the Investment Period is likely to be different from the price of the Underlying ETF at the start of the Investment Period. To achieve the structured outcomes sought by the Fund for an Investment Period, an investor must hold Shares for the entire Investment Period. An investment in the Fund may not be appropriate for investors who do not intend to hold the Fund for the entire Investment Period.
Buffer
The Fund seeks to provide a Buffer on the first 15% loss of the Underlying ETF over each Investment Period. After the Underlying ETF has decreased in price by more than 15%, the Fund is expected to experience subsequent losses on a one-to-one basis (e.g., if the Underlying ETF loses 20%, the Fund loses 5%). The Buffer is before taking into account the fees and expenses of the Fund charged to shareholders.
If an investor is considering purchasing Shares during the Investment Period and the Fund has already decreased in value by at least 15% since the first day of the Investment Period (the “Initial Fund Value”), an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to offer for the remainder of the Investment Period. The Cap and Buffer relative to the Initial Fund Value will not change over the Investment Period.
Conversely, if an investor is considering purchasing Shares during the Investment Period and the Fund has already increased in value, then a shareholder may experience losses prior to gaining the protection offered by the Buffer, which is not guaranteed.
The Buffer only provides limited downside protection. Once losses on the Underlying ETF exceed the Buffer, investors will bear the risk of any further losses.
Cap
The returns of the Fund are subject to the Cap set forth in the above table for the Investment Period. Unlike other investment products, the potential returns an investor can receive from the Fund are subject to a pre-determined upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an entire Investment Period. In the event the Underlying ETF experiences gains over an Investment Period, the Fund seeks to provide investment returns that match the percentage increase of the Underlying ETF, but any percentage gains over the amount of the Cap will not be experienced by the Fund. This means that, if the Underlying ETF experiences gains for an Investment Period in excess of the Cap for that Investment Period, the Fund will not benefit from those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap is the maximum return an investor can achieve from an investment in the Fund for that Investment Period.

An investor who sells Shares before the end of an Investment Period may not fully realize the maximum return during the Investment Period and may be exposed to greater risk of loss and less potential gain.
The Cap is set on the first day of each Investment Period. Following the close of business on the last day of the Investment Period, the Fund will supplement its prospectus by filing and mailing to shareholders a notice disclosing the Fund’s Cap for the next Investment Period if such Cap is lower than the Cap for the prior Investment Period. The information will also be available on the Fund’s website at www.paceretfs.com/products/structured-outcome-strategies.
The Cap is determined prior to taking into account annual operating expenses of the Fund, which are disclosed above under “Fees and Expenses of the Fund,” as well as brokerage commissions, trading fees, taxes, and any extraordinary expenses incurred by the Fund. Such extraordinary expenses (incurred outside of the ordinary operation of the Fund) may include, for example, unexpected litigation, regulatory, or tax expenses.
The Cap level is a result of the design of the Fund’s principal investment strategy. To provide the Buffer, the Fund purchases a series of put and call FLEX Options on the first day of an Investment Period. As the purchaser of these FLEX Options, the Fund is obligated to pay a premium to the seller of those FLEX Options. The portfolio manager will calculate the amount of premiums that the Fund will owe on the put options acquired and sold to provide the Buffer and will then go into the market and sell call options with terms that entitle the Fund to receive premiums such that the net amount of premiums paid per unit of the Underlying ETF is approximately equal to the price per unit of shares of the Underlying ETF. The Cap is the strike price of those sold FLEX Options. The defined Cap applicable to an Investment Period will vary based on prevailing market conditions at the time, including then-current interest rate levels, Underlying ETF volatility, and the relationship of puts and calls on the underlying FLEX Options.
The Cap, and the Fund’s position relative to it on any given day, should be considered before investing in the Fund. If an investor purchases Shares during an Investment Period, and the Fund has already increased in value above its Initial Fund Value for that Investment Period to a level near to the Cap, an investor purchasing Shares will have limited to no gain potential for the remainder of the Investment Period. However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which it purchased its Shares and the Initial Fund Value for the Investment Period before subsequent losses will be protected by the Buffer.
General Information about FLEX Options
FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. The Underlying ETF is an exchange-traded unit investment trust that seeks to provide investment results that, before expenses, correspond generally to the performance of the S&P 500® Index. The Underlying ETF uses a full replication strategy, meaning it invests in all of the component securities of the S&P 500® Index in the same approximate proportions as in the S&P 500® Index. See “Additional Information About the Funds—The Underlying ETF” below for more information.
The FLEX Options that the Fund will hold that reference the Underlying ETF will give the Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European-style options, which are exercisable at the strike price only on the FLEX Option expiration date.
The Fund will generally, under normal conditions, hold four kinds of FLEX Options for each Investment Period. The Fund will purchase a call option (giving the Fund the right to receive shares of the Underlying ETF) and a put option (giving the Fund the right to deliver shares of the Underlying ETF), while simultaneously selling (i.e., writing) a call option (giving the Fund the obligation to deliver shares of the Underlying ETF) and a put option (giving the Fund the obligation to receive shares of the Underlying ETF). The Fund intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. Each of the FLEX Options purchased and sold throughout the Investment Period will have the same terms, such as strike price and expiration date, as the FLEX Options purchased and sold on the first day of the Investment Period.

On the FLEX Options’ expiration date, the Fund intends to sell the FLEX Options prior to their expiration and use the resulting proceeds to purchase new FLEX Options for the next Investment Period.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to buffer against Underlying ETF losses. Despite the intended Buffer, a shareholder could lose their entire investment. The Fund’s strategy seeks to deliver returns that match the share price return of the Underlying ETF (up to the Cap), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available and the investor may not get the full benefit of the Buffer. The Fund might not achieve its objective in certain circumstances. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including loss of its entire investment.
•Cap Change Risk. A new Cap is established at the beginning of each Investment Period and is dependent on prevailing market conditions. As a result, the Cap may rise or fall from one Investment Period to the next and is unlikely to remain the same for consecutive Investment Periods.
•Capped Upside Risk. The Fund’s strategy seeks to provide returns that match those of the Underlying ETF for Shares purchased on the first day of an Investment Period and held for the entire Investment Period, subject to a pre-determined upside Cap. If an investor does not hold its Shares for an entire Investment Period, the returns realized by that investor may not match those the Fund seeks to achieve. If the Underlying ETF experiences gains during an Investment Period, the Fund will not participate in those gains beyond the Cap. In the event an investor purchases Shares after the first day of an Investment Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on their Shares.
•Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
•ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. ETF shares can only be redeemed in creation units by APs. Individual shareholders may only purchase and sell ETF shares on a secondary market.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
•FLEX Options Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options, other than changes in the value of the Underlying ETF, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, and changing volatility levels of the Underlying ETF.
•FLEX Options Liquidity Risk. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
•FLEX Options Valuation Risk. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser or sub-adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
•Investment Period Risk. The Fund’s investment strategy is designed to deliver returns that match the share price return of the Underlying ETF if Shares are bought on the day on which the Fund enters into the FLEX Options (i.e., the first day of an Investment Period) and held until those FLEX Options expire at the end of the Investment Period. In the event an investor purchases Shares after the first day of an Investment Period or sells Shares prior to the expiration of the Investment Period, the value of that investor’s investment in Shares may not be buffered against a decline in the value of the Underlying ETF and may not participate in a gain in the value of the Underlying ETF up to the Cap for the investor’s investment period.
•Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
•Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio manager will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
•Market Risk. Market risk is the risk that a particular security, or Shares in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates, and perceived trends in securities prices. Shares could decline in value or underperform other investments. In addition, local, regional, or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Special Tax Risk. The Fund intends to qualify as a “regulated Investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
In the event that a shareholder purchases Shares shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

•Suitability Risk. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Investment Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.
•Underlying ETF Risk. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF, as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses, and other factors.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Investment Sub-Adviser
Swan Global Management, LLC (“Swan” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.
Portfolio Manager
Chris Hausman, CMT, CAIA, Senior Portfolio Manager and Managing Director-Risk of the Sub-Adviser, has served as the Fund’s portfolio manager since its inception. Mr. Hausman is responsible for the day-to-day management of the Fund.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, and their related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.